                                                                    EXHIBIT 10.7


                          PURCHASE AND SALE AGREEMENT


         THIS PURCHASE AND SALE AGREEMENT (the "Agreement") is made and entered into this ___ day of May, 1996, by and between Leisure Funn, Inc., a Florida corporation ("LFI") and Mountasia Entertainment International, Inc., a Georgia corporation ("MEI" or "Purchaser").

                              W I T N E S S E T H:

         WHEREAS, LFI is a general partner of National Entertainment Funding, L.P., a Delaware limited partnership (the "Partnership"); and

         WHEREAS, LFI desires to sell and convey its general partnership interest in the Partnership (the "LFI Interest") to Purchaser, and Purchaser desires to purchase and acquire the LFI Interest from LFI.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound, do hereby covenant and agree as follows:

         1. PURCHASE AND SALE OF THE LFI INTEREST. On the terms and conditions set forth herein, LFI hereby sells, transfers, assigns, conveys and delivers to Purchaser the LFI Interest, and Purchaser hereby purchases and acquires from LFI all of its right, title and interest in and to the LFI Interest.

         2. PURCHASE PRICE. In full consideration for the purchase of the LFI Interest, Purchaser is simultaneously herewith paying to LFI a total purchase price (the "LFI Purchase Price") of ONE HUNDRED DOLLARS ($100.00).

         3. PAYMENT OF PURCHASE PRICE. Purchaser is paying the LFI Purchase Price by delivering to LFI, in exchange for the LFI Interest, one of Purchaser's 9.1% Subordinated Convertible Debentures Due January 1, 1998 (individually, a "Debenture" and collectively, the "Debentures"), the form of which is attached hereto as Exhibit A and by this reference incorporated herein. A Debenture, duly issued in the name of LFI (the "Seller") in the amount specified in Section 2, is simultaneously herewith being delivered to Seller, and the Seller is simultaneously herewith delivering to Purchaser an Assignment of the LFI Interest in the form of Exhibit B attached hereto. Purchaser shall have no rights of set-off with respect to the Purchase Price for any reason.

         4. REPRESENTATIONS AND WARRANTIES OF LFI. LFI represents and warrants to Purchaser that all of the following are true as of the date hereof, and that such representations and warranties shall survive for a period of one year from the date hereof:





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                 4.1      DUE ORGANIZATION.  LFI is duly organized, validly
existing and in good standing under the laws of the State of Florida, and is duly authorized, qualified and licensed under all applicable laws, regulations, ordinances and orders of public authorities to carry on its business in the places and in the manner as now conducted.

                 4.2 OWNERSHIP OF LFI INTEREST. LFI is the sole owner of the LFI Interest, free and clear of any liens, charges, or other encumbrances of any nature whatsoever. The sole purpose and business of LFI is to hold the LFI Interest and serve as a general partner of the Partnership. Subject to Section
7.3 hereof, the making and performance of this Agreement does not and will not constitute a default under or result in the creation of any adverse claim, lien, charge or encumbrance upon or against the LFI Interest pursuant to any agreement or instrument to which LFI is a party or by which LFI or its assets is or may be bound. LFI has not engaged in any business other than to serve as a general partner of the Partnership. LFI does not have any assets other than the LFI Interest, and it has not incurred any liabilities other than those arising from the LFI Interest.

                 4.3 AUTHORIZATION. LFI has full legal right, power and authority to enter into this Agreement. This Agreement has been duly authorized by LFI. The exchange of the LFI Interest for the Debentures, pursuant to the provisions of this Agreement, will transfer full and complete ownership of and valid title in the LFI Interest to Purchaser, free and clear of all liens, encumbrances, pledges, security interests and claims of every kind.

                 4.4 NO CONFLICTS. The execution, delivery and performance of this Agreement, the consummation of the transactions herein referred to or contemplated hereby and the fulfillment of the terms hereof and thereof will not conflict with, or result in a default under any document, agreement or other instrument to which LFI is a party, or result in the imposition of any lien, charge or encumbrance on LFI's properties, except that the consent of the general partners and a majority of the limited partners of the Partnership is required for the transfer of the LFI Interest to Purchaser.

         5. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to Seller that all of the following representations and warranties are true as of the date hereof and as of each date the Debentures are converted into MEI common stock pursuant to the terms of the Debentures, and shall survive for a period of twelve months following the date the Debentures are converted into MEI common stock.

                 5.1 DUE ORGANIZATION. Purchaser is duly organized, validly existing and in good standing under the laws of the State of Georgia and is duly authorized, qualified and licensed under all applicable laws, regulations, and ordinances of public authorities to carry on its respective businesses in the places and in the manner as now conducted except for where the failure to be so authorized, qualified or licensed would not have a material adverse effect on its respective businesses. Copies of the Articles of Incorporation (certified by the Secretary of State of the State of Georgia) and the Bylaws, as amended, of Purchaser (certified by the Secretary of Purchaser) are attached hereto as Schedule 5.1.





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                 5.2      DEBENTURES.  The Debentures delivered to Seller
simultaneously herewith have been duly authorized and are valid and legally issued instruments of Purchaser and are free from all liens, encumbrances, pledges and claims of every kind. The Debentures have been duly executed and delivered by Purchaser and constitute the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with their terms, except as the same may be limited by applicable bankruptcy or other laws of general application which affect the enforceability of creditors' rights. A copy of the form of the Debentures are attached hereto as Exhibit A and by this reference incorporated herein. The shares of Purchaser's common stock issuable upon conversion of the Debentures will, when issued in accordance with the terms of the Debentures, be duly authorized, validly and legally issued, fully paid and nonassessable, not subject to any preemptive or similar rights, and free from all liens, encumbrances, pledges and claims of every kind.

                 5.3 AUTHORIZATION. Purchaser has full legal right, power and authority to enter into this Agreement. The execution and delivery of this Agreement by the Purchaser and the performance by Purchaser of its obligations hereunder has been duly authorized by Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as the same may be limited by applicable bankruptcy or other laws of general application which affect the enforceability of creditors' rights.

                 5.4 NO CONFLICTS. The execution, delivery and performance of this Agreement, the consummation of any transactions herein referred to or contemplated hereby and the fulfillment of the terms hereof and thereof will not:

                 (i) conflict with, or result in a breach or violation of the Articles of Incorporation or Bylaws of Purchaser;

                 (ii) materially conflict with, or result in a material default (or constitute a default but for any requirement of notice or lapse of time or both) under, accelerate or permit the acceleration of the performance required by the terms of, or result in the creation or imposition of any lien, charge or encumbrance on any of Purchaser's properties pursuant to (A) any document, agreement or other instrument to which Purchaser is a party, (B) any law or regulation to which Purchaser, or any of its property, is subject, or (C) any judgment, order or decree to which Purchaser is bound or any of its property is subject;

                 (iii) result in termination or any impairment of any material permit, license, franchise, contractual right or other authorization of Purchaser; or

                 (iv) require the consent, waiver or approval of, or any declaration or filing with, any person (whether or not a governmental authority).

                 5.5 DISCLOSURE. Purchaser has provided Seller with a true and complete copy of its annual report on Form 10-K/A for its fiscal year ended September 30, 1995 (the "1995 10-K") and its quarterly report on Form 10-Q for the quarter ended December 31, 1995 (the "10-Q"). The 1995 10-K and 10-Q do not contain any untrue statement of a material fact or





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
omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which they were made. Since December 31, 1995, there has been no material adverse change in, and there are no facts which have a material adverse effect or in the future may reasonably be expected to have a material adverse effect on, the Purchaser's business, prospects, condition (financial or otherwise), affairs or operations which are not disclosed in the 1995 10-K or the 10-Q.

                 5.6 ISSUANCE OF SHARES UPON CONVERSION. To the best of Purchaser's knowledge, there is no reason Purchaser will be unable to issue shares of its common stock upon conversion of the Debentures pursuant to the terms thereof as set forth in Exhibit A.

                 5.7 INVESTMENT INTENT. Purchaser is acquiring the LFI Interest for its own account, for investment, and without the intention of participating in a distribution thereof; provided, however, it is the intention of Purchaser to consolidate the business operations of the Partnership with it and to this extent Purchaser may cause to occur a merger or other business combination between Purchaser and the Partnership to accomplish this purpose.

                 5.8 PAYMENT OF INTEREST. Purchaser currently has assets legally available for, and is not subject to any restrictions with respect to, the payment of interest on the Debentures in accordance with the terms of the Debentures (without regard to Section 17 thereof). Purchaser has no reason to expect that it will not have assets legally available for, or that it will be subject to restrictions with respect to, the payment of interest on the Debentures during the time the Debentures will be outstanding.

                 5.9 NO DEFAULTS UNDER SENIOR INDEBTEDNESS. Purchaser is not in default under any Senior Indebtedness (as defined in the Debentures), and no conditions exist that would constitute a default thereunder but for any requirement of notice or lapse of time or both.

         6.      ADDITIONAL COVENANTS AND ACKNOWLEDGEMENTS OF PURCHASER.

                 6.1 TRANSACTIONS WITH AFFILIATES. Purchaser agrees that so long as any of the Debentures remain outstanding, all transactions between Purchaser and any entity into which any or all of Purchaser's operations and/or assets may be transferred or any transactions between Purchaser and any affiliate of Purchaser (other than wholly-owned subsidiaries of Purchaser) shall be approved by a majority of the independent directors of the Purchaser's Board of Directors and will be on an arms-length basis and fair to Purchaser and to such other entity or affiliate. For purposes of this provision, an "affiliate" of Purchaser shall mean any officer, director or beneficial owner, directly or indirectly, of more than five percent of the common stock of Purchaser (and if such beneficial owner is a corporation, any person controlling, controlled by, or under common control with such beneficial owner, or any officer or director of such beneficial owner or of any corporation occupying any such control relationship) or any other person which, directly or indirectly, controls or is controlled by or is under common control with Purchaser. For purposes of this provision, "control" with respect to any person shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or





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by contract or otherwise.  For purposes of this Section 7.1, "independent director" shall mean each director who is not an officer or employee of the Corporation or the "affiliate".

                 6.2 OPERATION OF THE PARTNERSHIP. Purchaser acknowledges to Seller that (i) Purchaser has managed the Partnership since its formation and, therefore, has full knowledge of its assets, liabilities, business, prospects, condition (financial or otherwise), affairs and operations, (ii) Purchaser accepts all risks with respect thereto, (iii) Seller is making no representations with respect thereto or otherwise regarding the Partnership and
(iv) Purchaser shall not seek to assert or enforce against the Seller any liabilities of the Partnership to the Purchaser or any other person. Since Purchaser has full knowledge of the Partnership's assets, liabilities, business, prospects, condition (financial or otherwise), affairs and operations, it agrees that in the event the Partnership does not pay the Indebtedness pursuant to the terms thereof, Purchaser will have no claim against LFI for such nonpayment.

                 6.3 PARTNERSHIP AND BANK CONSENTS. Purchaser is aware of the existence and contents of the National Entertainment Funding, L.P. Formation Agreement (the "Formation Agreement") and the Amended and Restated Agreement of Limited Partnership of National Entertainment Funding, L.P. (the "Partnership Agreement"), each dated as of June 30, 1994. Pursuant to the Formation Agreement and the Partnership Agreement, the consent of the other partners of the Partnership is required for the transactions contemplated hereby. Purchaser has advised Seller that it is entering into a transaction with the other partners of the Partnership, and that in connection with such other transaction, Purchaser will obtain the necessary consents from the other partners and the Partnership to the transactions contemplated by this Agreement. Purchaser has also advised Seller that it is engaged in negotiations with NationsBank, N.A. (South) ("NationsBank"), a lender to the Partnership, and that Purchaser will obtain any necessary consents of NationsBank to the transactions contemplated by this Agreement.

         7. INDEMNIFICATION. Seller and Purchaser each make the following representations to the other:

                 7.1 GENERAL INDEMNIFICATION BY SELLER. Seller covenants and agrees that it will severally and not jointly indemnify, defend, protect and hold harmless Purchaser at all times from and after the date of this Agreement for a period of twelve (12) months from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expenses of investigation) incurred by Purchaser in excess of Five Thousand Dollars ($5,000) in the aggregate as a result of or incident to any breach of the representations and warranties of Seller set forth herein, on the schedules or certificates attached hereto or in any other document delivered pursuant to this Agreement and any misrepresentations or nonfulfillment of any agreement on the part of Seller under this Agreement.

                 7.2 INDEMNIFICATION BY PURCHASER. Purchaser covenants and agrees that it will indemnify, defend, protect and hold harmless Seller at all times from and after the date of this Agreement until the expiration of twelve months following the date the Debentures are converted into common stock from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation,





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reasonable attorneys' fees and expenses of investigation) incurred by Seller in excess of Five Thousand Dollars ($5,000) in the aggregate as a result of or incident to any breach of the representations and warranties set forth herein, on the schedules or certificates attached hereto or in any other document delivered pursuant to this Agreement and any misrepresentations or nonfulfillment of any agreement on the part of Purchaser under this Agreement. Purchaser also covenants and agrees that it will indemnify, defend, protect and hold harmless Seller at all times from and after the date of this Agreement from and against all claims, damages, actions, suits, proceedings, demands, assessments, adjustments, costs and expenses (including specifically, but without limitation, reasonable attorneys' fees and expense of investigation) incurred by Seller as a result of or incident to any claim made by NationsBank under the Construction and Working Capital Loan Agreement dated May 9, 1995, by and between the Partnership and NationsBank, the Promissory Note issued by the Partnership to NationsBank pursuant to such Loan Agreement or any other document, certificate or instrument delivered in connection therewith.

                 7.3 THIRD PERSON CLAIMS. Promptly after any party hereto (hereinafter the "Indemnified Party") has received notice of or has knowledge of any claim by a person not a party to this Agreement ("Third Person") or the commencement of any action or proceeding by a Third Person, the Indemnified Party shall, as a condition precedent to a claim with respect thereto being made against any party obligated to provide indemnification pursuant to Section
7.1 or 7.2 hereof (hereinafter the "Indemnifying Party"), give the Indemnifying Party written notice of such claim or the commencement of such action or proceeding; provided, however, that the failure to give such notice shall not affect the rights of any Indemnified Party or the obligations of any Indemnifying Party hereunder except to the extent the Indemnifying Party has been prejudiced as a result thereof. Such notice shall state the nature and the basis of such claim and a reasonable estimate of the amount thereof. The Indemnifying Party shall have right to defend and settle, at its own expense and by its own counsel (which shall be reasonably acceptable to the Indemnified Party) any such matter so long as the Indemnifying Party pursues the same in good faith and diligently, provided that the Indemnifying Party shall consult with and keep the Indemnified Party fully informed with respect to the defense and any proposed settlement. If the Indemnifying Party undertakes to defend or settle, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall cooperate with the Indemnifying Party and its counsel in the defense thereof and in any settlement thereof; provided, however, that under no circumstances shall the Indemnifying Party settle any Third Person claim without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. Such cooperation shall include, but shall not be limited to, furnishing the Indemnifying Party with any books, records or information reasonably requested by the Indemnifying Party that are in the Indemnified Party's possession or control. Notwithstanding the foregoing, the Indemnified Party shall have the right to participate in any matter through counsel of its own choosing at its own expense (unless there is a conflict of interest that prevents counsel for the Indemnifying Party from representing Indemnified Party, in which case the Indemnifying Party will reimburse the Indemnified Party for the expenses of its counsel); provided that the Indemnifying Party's counsel shall always be lead counsel and shall determine all litigation and settlement steps, strategy and the like (unless there is a conflict of interest that prevents counsel for the Indemnifying Party from representing the Indemnified Party, in which case counsel for the Indemnified Party shall determine all litigation and settlement steps, strategy and the like with respect to the Indemnified Party). After the Indemnifying Party has notified





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the Indemnified Party of its intention to undertake to defend or settle any such asserted liability, and for so long as the Indemnifying Party diligently pursues such defense, the Indemnifying Party shall not be liable for any additional legal expenses incurred by the Indemnified Party in connection with any defense or settlement of such asserted liability, except to the extent such participation is requested by the Indemnifying Party, in which event the Indemnified Party shall be reimbursed by the Indemnifying Party for reasonable additional legal expenses, out-of-pocket expenses and allocable share of employee compensation incurred in connection with such participation for any employee whose participation is so requested. If the Indemnifying Party desires to accept a final and complete settlement of any such Third Person claim which requires the payment of money only and includes as a condition thereof a complete release of the Indemnified Party, and the Indemnified Party refuses to consent to such settlement, then the Indemnifying Party's liability under this Section with respect to such Third Person claim shall be limited to the amount so offered in settlement by said Third Person and the Indemnified Party shall reimburse the Indemnifying Party for any additional costs of defense which it subsequently incurs with respect to such claim. If the Indemnifying Party does not undertake to defend such matter to which the Indemnified Party is entitled to indemnification hereunder, or fails diligently to pursue such defense, the Indemnified Party may undertake such defense through counsel of its choice, at the cost and expense of the Indemnifying Party, and the Indemnified Party may settle such matter, and the Indemnifying Party shall reimburse the Indemnified Party for the amount paid in such settlement and any other liabilities or expenses incurred by the Indemnified Party in connection therewith, provided, however, that under no circumstances shall the Indemnified Party settle any Third Person claim without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

         8.      FEDERAL SECURITIES ACT COMPLIANCE AND RESTRICTIONS ON TRANSFER.

                 8.1 REPRESENTATIONS. Seller acknowledges that none of the Debentures to be delivered to it pursuant to this Agreement will, at the time of delivery, be registered under the Securities Act of 1933, as amended (the "Act"). Seller hereby represents and warrants that it is acquiring the Debentures for investment, and not with a view toward, or for resale in connection with, a distribution of such Debentures. Seller hereby acknowledges that the Debentures may be sold, pledged, hypothecated, disposed of, or otherwise transferred or distributed only (i) pursuant to registration of such Debentures under the Act, or (ii) pursuant to an exemption from the registration requirements of the Act, and in the case of exemption, only if Seller delivers to Purchaser a legal opinion, in form and substance reasonably satisfactory to Purchaser and Purchaser's legal counsel, stating that an exemption from the registration requirements of the Act is available. The Debentures shall bear a legend setting forth the restrictions on transfer set forth in this Section 8.1.

                 8.2 SOPHISTICATION OF SELLER. Seller hereby makes the following representations and warranties to and for the benefit of Purchaser:

                 (i) Seller has been provided with or has obtained a copy of the 1995 10-K;





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                 (ii)     Seller has had adequate opportunity to ask questions
         of and receive answers from the officers of Purchaser concerning any and all matters pertaining to the transactions referred to in the 1995 10-K which it deemed necessary or appropriate;

                 (iii) Seller has in fact asked of Purchaser's officers any and all questions of the nature described in Section 8.2(ii) above which it desired to ask, and all such questions have been answered to the satisfaction of Seller;

                 (iv) Seller is the true party in interest and is not acquiring any of the Debentures for the benefit of any other person or entity;

                 (v) Seller is acquiring the Debentures for Seller's own account for investment, and not with a view to the resale, redistribution, subdivision or fractionalization of such Debentures, except such distribution as may occur upon the dissolution and liquidation of Seller;

                 (vi) Seller has such knowledge and experience in financial and business matters and investments in general that it is capable of evaluating the merits and risks of the ownership of the Debentures;

                 (vii) Seller acknowledges and understands that ownership of the Debentures involves a high degree of risk, including the possibility of a total loss of the investment in the Debentures; and

                 (viii) Purchaser has provided to Seller, or has offered to provide to Seller, copies of all reports, proxy statements, and other information which Purchaser files with the Securities and Exchange Commission.

         9.      GENERAL.

                 9.1 COOPERATION. Seller and Purchaser shall each deliver or cause to be delivered to the other on the date hereof and at such other times and places as shall be reasonably agreed to, such additional instruments as the other may reasonably request for the purpose of carrying out this Agreement. Seller will cooperate and use its best efforts to cooperate with Purchaser on and after the date hereof in furnishing information, evidence, testimony and other assistance in connection with any actions, proceedings, arrangements or disputes of any nature with respect to matters pertaining to all periods prior to the date hereof.

                 9.2 SUCCESSORS AND ASSIGNS. This Agreement and the rights of the parties hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and permitted assigns.

                 9.3 ENTIRE AGREEMENT. This Agreement (including the schedules and annexes attached hereto) and the documents delivered pursuant hereto constitute the entire agreement and understanding between Seller and Purchaser and supersede any prior agreement and understanding relating to the subject matter of this Agreement. This Agreement, upon execution,





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constitutes a valid and binding agreement of the parties hereto enforceable in accordance with its terms and may be modified or amended only by a written instrument executed by Seller and Purchaser acting through their respective officers, duly authorized by their respective Boards of Directors or other governing body (if applicable).

                 9.4 COUNTERPARTS. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

                 9.5 BROKERS AND AGENTS. Each party represents and warrants to the other that it will be solely responsible for any fee or compensation to any broker or agent used by it in connection with this transaction and agrees to indemnify the other against all loss, cost, damages or expense arising out of claims for fees or commission of brokers employed or alleged to have been employed by such indemnifying party.

                 9.6 EXPENSES. Whether or not the transactions herein contemplated shall be consummated, Purchaser will pay the fees, expenses and disbursements of Purchaser and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement and any amendments thereto. Whether or not the transactions herein contemplated shall be consummated, Purchaser will also pay the fees, expenses and disbursements of Seller and its agents, representatives, accountants and counsel incurred in connection with the subject matter of this Agreement and any amendments hereto and all other costs and expenses incurred in the performance and compliance with all conditions to be performed by Seller under this Agreement.

                 9.7 NOTICES. All notices of communication required or permitted hereunder shall be in writing and may be given by depositing the same in United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person to an officer or agent of such party, or by recognized overnight courier service, fees prepaid.

                 (a)      If to Purchaser, addressed to it at:

                          Mountasia Entertainment International, Inc.
                          5895 Windward Parkway, Suite 220
                          Alpharetta, Georgia 30202
                          Attention: L. Scott Demerau

                 With a copy to:

                          Nelson Mullins Riley & Scarborough, L.L.C.
                          400 Colony Square, Suite 2200
                          1201 Peachtree Street, N.E.
                          Atlanta, Georgia 30361
                          Attention: Steven A. Cunningham, Esq.





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                 (b)      If to LFI, addressed to it at:

                          78 Glenview Crescent
                          London, Ontario
                          CANADA N5X 2P9
                          Attention: Robert Worthy


                 9.8 GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Georgia without regard to the principles of conflict of laws.

                 9.9 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties, covenants and agreements of the parties made herein or in writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated hereby and any examination on behalf of the parties.

                 9.10 EXERCISE OF RIGHTS AND REMEDIES. Except as otherwise provided herein, no delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

                 9.11 REFORMATION AND SEVERABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and enforceable but so as to most nearly retain the intent of the parties, and if such modification is not possible, such provision shall be severed from this Agreement, and in either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                 9.12 PARTNER AND PARTNERSHIP CONSENTS. Notwithstanding any provision in the Formation Agreement or the Partnership Agreement to the contrary, each of LFI and Purchaser, as a general or limited partner of the Partnership, hereby consents to (i) the sale to Purchaser of the LFI, the general partnership interest in the Partnership of Family Entertainment, Inc., and the limited partnership interest of the Partnership and indebtedness held from the Partnership by Family Entertainment Funding, L.P. (ii) the sale to Purchaser of all of the issued and outstanding shares of capital stock of Amusement Co., Inc., a general partner of the Partnership, and Amusement Co. Partners, Inc., a limited partner of the Partnership, and (iii) the sale to Purchaser of the promissory note from the Partnership to Capital Trust Investments Limited in the principal amount of $3 million.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                        "PURCHASER"

                                        MOUNTASIA ENTERTAINMENT
                                        INTERNATIONAL, INC.
ATTEST:

 /s/ Julia E. Demerau                   By: /s/ L. Scott Demerau
- ------------------------------------       -------------------------------------

                                        Its: President
                                            ------------------------------------

         [CORPORATE SEAL]


                                        "LFI"
                                        LEISURE FUNN, INC.

                                        By: /s/ R. H. Worthy
                                           -------------------------------------
                                        Its: President
                                            ------------------------------------




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